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                                                                   Exhibit 10.18

                                    Annex II

             Names and Addresses for Communications Between Parties

TO LIQUID FUNDING, LTD.:

   Cedar House
   41 Cedar Avenue
   Hamilton HM 12
   Bermuda

   With a copy to:
   BEAR STEARNS BANK PLC, Investment Manager
   Block 8, Harcourt Centre
   Charlotte Way
   Dublin 2, Ireland
   Tel (353-1) 402-6358
   Fax (353-1) 402-6308

TO LNR CMBS HOLDINGS CORP.:

   760 Northwest 107/th/ Avenue
   Suite 300
   Miami, Florida 33172
   Attention: Shelly Rubin
   Tel (305) 229-6440
   Fax (305) 553-4013

TO WHOM MARGIN CALLS MAY BE MADE ORALLY BY TELEPHONE:

   Margaret Jordan
   Tel (305) 229-6479
   Fax (305) 226-7691

   Richard Shannon
   Tel (305) 229-6684
   Fax (305) 226-3428

   Martha Alvarez
   Tel (305) 229-6469
   Fax (305) 226-3428